Exhibit 21.1
Set forth below are subsidiaries of Chubb and their respective jurisdiction of ownership and percentage ownership, in each case as of December 31, 2017. Any legal entity name changes occurring subsequent to December 31, 2017 through the date of this filing have been reflected below. Each of the named subsidiaries is not necessarily a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X, and Chubb has several additional subsidiaries not named below. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at the end of the year covered by this report.

Name	Jurisdiction of Organization	Percentage Ownership
Chubb Limited	Switzerland	Publicly held
Chubb Insurance (Switzerland) Limited	Switzerland	100%
Chubb Reinsurance (Switzerland) Limited	Switzerland	100%
Chubb Group Management and Holdings Ltd.	Bermuda	100%
Chubb Bermuda Insurance Ltd.	Bermuda	100%
Paget Reinsurance Ltd.	Bermuda	100%
ACE Capital Title Reinsurance Company	USA (New York)	100%
Green & Grey Financial Solutions International, Ltd.	Bermuda	100%
Corporate Officers & Directors Assurance Ltd.	Bermuda	100%
Oasis Real Estate Company Ltd.	Bermuda	100%
Scarborough Property Holdings Ltd.	Bermuda	40%
Sovereign Risk Insurance Limited	Bermuda	100%
Sovereign Risk Insurance (Dubai) Limited	UAE (Dubai)	100%
Chubb Realty Holdings Limited	Bermuda	100%
Freisenbruch Meyer Insurance Ltd.	Bermuda	40%
Freisenbruch-Meyer Insurance Services Ltd.	Bermuda	40%
Chubb Market Company Limited	England & Wales	100%
Chubb Group Holdings Limited	England & Wales	100%
Chubb Tarquin	England & Wales	100%
Chubb Capital V Limited	England & Wales	100%
Chubb Leadenhall Limited	England & Wales	100%
Chubb Underwriting Agencies Limited	England & Wales	100%
Chubb London Group Limited	England & Wales	100%
Chubb Capital I Limited	England & Wales	100%
Chubb Capital III Limited	England & Wales	100%
Chubb Capital IV Limited	England & Wales	100%
Chubb London Holdings Limited	England & Wales	100%
Chubb Capital II Limited	England & Wales	100%
Chubb London Investments Limited	England & Wales	100%
Chubb London Aviation Limited	England & Wales	100%
Chubb London Limited	England & Wales	100%
Chubb Company Services Limited	England & Wales	100%
Chubb London Services Limited	England & Wales	100%
Chubb Capital VI Limited	England & Wales	100%
Chubb Intermediaries Bermuda Ltd	Bermuda	100%
Chubb Services Limited	Cayman Islands	100%
Oasis Insurance Services Ltd.	Bermuda	100%
Chubb Tempest Life Reinsurance Ltd	Bermuda	100%
Chubb Tempest Reinsurance Ltd	Bermuda	100%
ACE Europe Life Limited	England & Wales	100%

Chubb Tempest Re Escritório de Representação no Brasil Ltda.	Brazil	99.999999% .000001% (Chubb Tempest Life Reinsurance Ltd.)
ABR Reinsurance Capital Holdings Ltd.	Bermuda	11.26%
Oasis Investments Limited	Bermuda	67% 33% (Chubb Bermuda Insurance Ltd.)
Oasis Investments 2 Ltd.	Bermuda	67% 33% (Chubb Bermuda Insurance Ltd.)
Chubb Group Holdings Inc.	USA (Delaware)	100%
Chubb (CR) Holdings	England & Wales	100%
Chubb Capital VII Limited	England & Wales	100%
Chubb (RGB) Holdings Limited	England & Wales	100%
Chubb (CIDR) Limited	England & Wales	100%
Ridge Underwriting Agencies Limited	England & Wales	100%
Chubb Asset Management Inc.	USA (Delaware)	100%
ACE Life Insurance Company	USA (Connecticut)	100%
Chubb INA Holdings Inc.	USA (Delaware)	80% 20% (Chubb Limited)
Chubb Atlantic Indemnity Ltd.	Bermuda	100%
DHC Corporation	USA (Delaware)	100%
Pacific Indemnity Company	USA (Wisconsin)	100%
Executive Risk Indemnity Inc.	USA (Delaware)	100%
Executive Risk Specialty Insurance Company	USA (Connecticut)	100%
Chubb Custom Insurance Company	USA (New Jersey)	100%
Chubb Global Financial Services Corporation	USA (Delaware)	100%
Harbor Island Indemnity Ltd.	Bermuda	100%
Chubb Investment Holdings (Hong Kong) Ltd.	Hong Kong	100%
Chubb Investment Services Limited	UK	100%
Chubb Custom Market Inc.	USA (New Jersey)	100%
Chubb Financial Solutions, Inc.	USA (Delaware)	100%
Transit Air Services, Inc.	USA (New Jersey)	100%
Chubb Multinational Manager Inc.	USA (New York)	100%
Chubb Computer Services, Inc.	USA (New Jersey)	100%
Chubb Re, Inc.	USA (New Jersey)	100%
Chubb Executive Risk Inc.	USA (Delaware)	100%
Executive Risk Management Associates	USA (Connecticut)	70% 30% (Sullivan Kelly, Inc.)
Sullivan Kelly, Inc.	USA (California)	100%
Bellemead Development Corporation	USA (Delaware)	100%
Bellemead/Marina Del Rey Corp.	USA (Delaware)	100%
Halifax Plantation Golf Management, Inc.	USA (Florida)	100%
Halifax Plantation, Inc.	USA (Florida)	100%

Halifax Plantation Golf, Inc.	USA (Florida)	100%
Halifax Plantation Realty, Inc.	USA (Florida)	100%
1717 Naperville Corp.	USA (Illinois)	100%
1250 Diehl Corp.	USA (Illinois)	100%
Federal Insurance Company	USA (Indiana)	100%
Chubb Indemnity Insurance Company	USA (New York)	100%
Chubb National Insurance Company	USA (Indiana)	100%
Chubb Insurance Company of New Jersey	USA (New Jersey)	100%
Chubb Lloyds Insurance Company of Texas	USA (Texas)	100%
Great Northern Insurance Company	USA (Indiana)	100%
Vigilant Insurance Company	USA (New York)	100%
Chubb Financial Solutions (Bermuda) Ltd.	Bermuda	100%
Chubb Investment Holdings Inc.	USA (New Jersey)	100%
Chubb Insurance Company Limited	China	100%
Chubb European Investment Holdings, SLP	Scotland	100%
Chubb Europe Finance Ltd.	England & Wales	100%
Federal Insurance Company Escritório de Representação no Brasil Ltd.	Brazil	99.99% 0.01% (Chubb & Son, Inc.)
Chubb Seguros Holdings Chile Inc.	USA (Delaware)	100%
Chubb Seguros Holdings Chile Inc., Agencia en Chile	Chile	100%
Chubb de Chile Compañía de Seguros Generales, S.A.	Chile	99.97% 0.03% (Chubb INA Holdings Inc.)
Chubb Direct Marketing Company Ltd.	Korea	100%
Chubb Life Insurance Korea Company Ltd.	Korea	100%
Combined Insurance Company of America	USA (Illinois)	100%
Combined Insurance Company of Europe Limited	Ireland	100%
Combined Life Insurance Company of New York	USA (New York)	100%
Chiewchanwit Company Limited	Thailand	49%
CoverHound, Inc.	USA (Delaware)	24.5%
Huatai Insurance Group Company, Limited	China	5.8293% 9.7755% (Chubb Tempest Reinsurance Ltd.) 4.3952% (Chubb US Holdings Inc.)
Huatai Property & Casualty Insurance Co., Ltd	China	100%
Huatai Life Insurance Company, Limited	China	79.5746% 20% (Chubb INA Holdings Inc.)
INA Corporation	USA (Pennsylvania)	100%
INA Tax Benefits Reporting, Inc.	USA (Delaware)	100%
INA Financial Corporation	USA (Delaware)	100%
Brandywine Holdings Corporation	USA (Delaware)	100%
Cravens, Dargan & Company, Pacific Coast	USA (Delaware)	100%
Century Indemnity Company	USA (Pennsylvania)	100%
Century International Reinsurance Company Ltd.	Bermuda	100%

INA Holdings Corporation	USA (Delaware)	100%
INA International Holdings, LLC	USA (Delaware)	100%
Chubb INA Properties, Inc.	USA (Delaware)	100%
Conference Facilities, Inc.	USA (Pennsylvania)	100%
ESIS, Inc.	USA (Pennsylvania)	100%
ESIS Canada Inc.	Canada (Ontario)	100%
ESIS Environmental Health and Safety Consulting (Shanghai) Company Limited	China	100%
ESIS Asia Pacific PTE. Ltd.	Singapore	100%
ESIS Academy PTE. Ltd.	Singapore	100%
Proclaim America, Inc.	USA (Texas)	100%
Chubb INA Excess and Surplus Insurance Services, Inc.	USA (Pennsylvania)	100%
Chubb Excess and Surplus Insurance Services Inc.	USA (California)	100%
Chubb Alternative Risk Solutions Inc.	USA (Delaware)	100%
ACE American Insurance Company	USA (Pennsylvania)	100%
Bankers Standard Insurance Company	USA (Pennsylvania)	100%
Indemnity Insurance Company of North America	USA (Pennsylvania)	100%
Penn Millers Holding Corporation	USA (Pennsylvania)	100%
PMMHC Corp.	USA (Pennsylvania)	100%
Penn Millers Insurance Company	USA (Pennsylvania)	100%
Penn Millers Agency, Inc.	USA (Pennsylvania)	100%
Pacific Employers Insurance Company	USA (Pennsylvania)	100%
Illinois Union Insurance Company	USA (Illinois)	100%
Rain and Hail Insurance Service, Inc.	USA (Iowa)	100%
Agri General Insurance Company	USA (Iowa)	100%
Rain and Hail L.L.C.	USA (Iowa)	100%
Agri General Insurance Service, Inc.	USA (Iowa)	100%
Rain and Hail Insurance Service International, Inc.	USA (Iowa)	100%
Rain and Hail Insurance Service, Ltd.	Canada	100%
Rain and Hail Insurance Service de Mexico, S.A. de C.V.	Mexico	100%
Rain and Hail Financial, Inc.	USA (Iowa)	100%
Insurance Company of North America	USA (Pennsylvania)	100%
Chubb & Son Inc.	USA (New York)	100%
Chubb Insurance Solutions Agency Inc.	USA (New Jersey)	100%
Chubb Services Corporation	USA (Illinois)	100%
ACE Property and Casualty Insurance Company	USA (Pennsylvania)	100%
ACE Fire Underwriters Insurance Company	USA (Pennsylvania)	100%
Atlantic Employers Insurance Company	USA (New Jersey)	100%
ACE Insurance Company of the Midwest	USA (Indiana)	100%
Chubb Tempest Re USA LLC	USA (Connecticut)	100%
Chubb Structured Products, Inc.	USA (Delaware)	100%

Recovery Services International, Inc.	USA (Delaware)	100%
Chubb INA International Holdings Ltd.	USA (Delaware)	100%
Chubb Europe Services Ltd.	UK	100%
Chubb Managing Agent Ltd.	UK	100%
Chubb Insurance Service Company Ltd.	UK	100%
Chubb Capital Ltd.	UK	100%
Combined Life Insurance Company of Australia, Ltd.	Australia	100%
Chubb Arabia Cooperative Insurance Company	Saudi Arabia	30%
Chubb Servicios Panama S.A.	Panama	100%
Chubb Fianzas Holdings Inc.	USA (Delaware)	100%
FM Holdco LLC	USA (Delaware)	100%
Chubb de México, Compañia Afianzadora, S.A. de C.V.	Mexico	99.99% 0.01% (Chubb Global Financial Services Corporation)
ACE Fianzas Monterrey, S.A.	Mexico	99.95% 0.05% (AFIA Finance Corporation)
Operadora FMA, S.A. de C.V.	Mexico	99.99% .01%(AFIA Finance Corporation)
Chubb Seguros Mexico Holdings Inc.	USA (Delaware)	100%
Ally Insurance Holdings LLC	USA (Delaware)	100%
ABA Seguros, S.A. de C.V.	Mexico	99.9999999% 0.0000001% (AFIA Finance Corp)
ABA Servicios Corporativos, S.A. de C.V.	Mexico	99.998% 0.002% (ABA Garantias S.A. de C.V.)
ABA Mexico Holdings LLC	USA (Delaware)	100%
ABA Garantias S.A. de C.V.	Mexico	99.99% 0.01% (AFIA Finance Corporation)
ACE Seguros S.A.	Mexico	99.9999998% .0000002% (AFIA Finance Corporation)
Chubb de México, Compañia de Seguros, S.A. de C.V.	Mexico	99.9999993% 0.0000007% (Chubb Global Financial Services Corporation)
Chubb Life Insurance Company Ltd.	Bermuda	100%
Chubb Insurance Malaysia Berhad	Malaysia	100%
INACOMB S.A. de C.V.	Mexico	99.998% 0.002% (AFIA Finance Corporation)
Chubb Holdings Australia Pty Limited	Australia	100%
Chubb Insurance Australia Limited	Australia	100%
Chubb Insurance Company of Australia Limited	Australia	100%
PT Chubb Life Insurance Indonesia	Indonesia	98.21%
Chubb Life Insurance Vietnam Company Limited	Vietnam	100%

Chubb Life Fund Management Company Limited	Vietnam	100%
Chubb Insurance Vietnam Company Limited	Vietnam	100%
Chubb Seguros Brasil S.A.	Brazil	83.17% 16.82% (DHC Corporation) 0.01% (Chubb Brazil Holdings Ltd.)
Chubb Serviçios Brasil Ltda	Brazil	99% 1% (AFIA Finance Corporation)
Chubb Servicios México, S.A. de C.V.	Mexico	99.9% 0.1% (AFIA Finance Corporation)
Chubb Seguros Argentina S.A.	Argentina	23.4741% 75.7651% (Federal Insurance Company) 0.7561% (AFIA Finance Corporation) 0.0047% (non-Chubb Owners)
Chubb INA International Holdings Ltd. Agencia Chile	Chile	100%
Chubb Seguros de Vida Chile S.A.	Chile	97.9% 2.1% (AFIA Finance Corporation Agencia en Chile)
Ventas Personales Limitada	Chile	99% 1% (AFIA Finance Corporation Agencia en Chile)
Chubb Servicios Chile Limitada	Chile	99% 1.00%(AFIA Finance Corporation Agencia en Chile)
ACE Seguros S.A.	Chile	93.76% 3.77% (AFIA Finance Corporation Agencia en Chile) 2.38% (AFIA Finance Corporation Chile Limitada) 0.9% (Non-Chubb shareholders)
PT Chubb General Insurance Indonesia	Indonesia	80% 20% (PT Adi Citra Mandiri)

PT Asuransi Chubb Syariah Indonesia	Indonesia	75% 25% (PT Mitrajaya Amanah Cemerlang)
PT Jaya Prima Auto Center	Indonesia	75%
Chubb INA Overseas Holdings Inc.	USA (Delaware)	100%
ACE European Holdings Limited	England & Wales	100%
Chubb Underwriting (DIFC) Limited	Dubai International Financial Centre	100%
ACE European Holdings No 2 Limited	England & Wales	100%
Chubb Insurance Investment Holdings Ltd.	UK	100%
Chubb Insurance S.A.-N.V.	Belgium	99.94923% 0.05076% (ACE European Holdings Ltd.)
Chubb European Group Limited	England & Wales	47.9% 27.6% (Chubb Insurance Investment Holdings Ltd.) 21.39% (ACE European Holdings Limited) 3.11% (ACE European Holdings No 2 Limited)
Masterpiece Nederlands B.V.	Netherlands	90.1% 9.9% (Stichting Administratiek-antoor Masterpiece Nederland)
Symmetry Private Insurance Limited	England & Wales	19.35%
Stichting Administratiekantoor Masterpiece Nederland	Netherlands	100%
Hostagrove Limited	England & Wales	100%
Domus vie Quotidienne SAS	France	5%
Chubb Pension Trustee Limited	England & Wales	100%
Chubb Russia Investments Limited	England & Wales	99.999999995% 0.000000005%(Chubb INA Intl. Holdings Ltd.. )
Russian Reinsurance Company	Russia	23.34%
LLC Chubb Life Insurance Company	Russia	100%
LLC Chubb Insurance Company	Russia	100%
Chubb Seguradora Macau S.A.	Macau	99.9897%
Chubb Holdings Limited	Cayman Islands	100%
Chubb Insurance Company Egypt S.A.E.	Egypt	98.014% 0.551% (Chubb Services UK Ltd) 0.551% (ACE European Holdings Ltd)

Chubb Life Insurance - Egypt Ltd. S.A.E.	Egypt	98.35% 0.98% (Chubb Holdings Limited) 0.67% (AFIA Finance Corporation)
ACE INA Berhad	Malaysia	100%
Chubb Seguros Colombia S.A.	Colombia	99.999932%
Chubb Seguros Ecuador S.A.	Ecuador	99.99% 0.01% (AFIA Finance Corporation)
Chubb Seguros Panama S.A.	Panama	100%
Chubb Péru S.A. Compañia de Seguros y Reaseguros	Peru	99.99% 0.01% (AFIA Finance Corporation)
Nam Ek Company Limited	Thailand	49%
Eksupsiri Company Limited	Thailand	50.99% 49% (Chubb INA International Holdings Ltd)
Chubb Life Assurance Public Company Limited	Thailand	75.01% 24.99% (Oriental Equity Holdings)
Chubb Samaggi Insurance Public Company Limited	Thailand	99.2868% 0.7132% (non-affiliates)
Siam Marketing & Analytics Company Limited	Thailand	50.99% 49% (Chubb Asia Pacific Services Pte. Limited)
Siam Liberty Insurance Broker Co., Ltd.	Thailand	74.8% 24.99% (AFIA Finance Corporation)
Chubb Insurance South Africa Limited	South Africa	100%
Chubb Insurance New Zealand Limited	New Zealand	100%
Chubb Brazil Holdings Ltd.	Delaware	100%
Crafts Corretora de Seguros Ltda.	Brazil	99% 1.00% (Chubb INA International Holdings Ltd.)
Chubb Resseguradora Brasil S.A.	Brazil	99.99% 0.01% (Chubb INA International Holdings Ltd.)
Chubb International Management Corporation	USA (Pennsylvania)	100%
Cover Direct, Inc.	USA (Delaware)	100%
PT Adi Citra Mandiri	Indonesia	100%
Chubb INA G.B. Holdings Ltd	USA (Delaware)	100%
Chubb Services U.K. Limited	UK	100%
Century Inversiones, S.A.	Panama	100%
ACE Arabia Insurance Company Limited B.S.C. (C)	Bahrain	50%
Chubb Insurance Pakistan Limited	Pakistan	100%

ACE INA Overseas Insurance Company Ltd.	Bermuda	100%
Chubb Insurance Singapore Limited	Singapore	100%
Chubb Insurance Japan	Japan	100%
Chubb SSI Japan	Japan	100%
H.S. Life Small Amount & Short Term Ins. Co. Ltd.	Japan	12.90%
ACE Marketing Group, C.A.	Venezuela	100%
Chubb Canada Holdings Inc.	USA (Delaware)	68.47% 31.53% (ACE INA Overseas Insurance Company Ltd.)
Chubb Holdings Canada Ltd.	Canada	100%
Chubb Insurance Company of Canada	Canada	100%
Chubb Life Insurance Company of Canada	Canada	100%
Chubb Tempest Re Canada Inc.	Canada	100%
Chubb Insurance Company of Puerto Rico	Puerto Rico	100%
Chubb Insurance Agency Inc.	Puerto Rico	100%
Chubb Insurance Hong Kong Limited	Hong Kong	99.99% 0.01% (ACE INA Overseas Insurance Company Ltd.)
Chubb Alternative Risk Ltd.	Bermuda	100%
DELPANAMA S.A.	Panama	100%
INAMEX S.A.	Mexico	100%
Oriental Equity Holdings Limited	British Virgin Islands	100%
AFIA Finance Corporation	USA (Delaware)	100%
AFIA Finance Corporation Agencia en Chile	Chile	100%
Inversiones Continental S.A de C.V.	Honduras	1.29%
AFIA Venezolana C.A.	Venezuela	100%
ACE Servicios S.A.	Argentina	95% 5% (Chubb INA Int'l Holdings Ltd.)
AFIA Finance Corp. Chile Limitada	Chile	98% 2% (Chubb INA Int'l Holdings Ltd. Agencia Chile)
Pembroke Reinsurance, Inc.	USA (Delaware)	100%
RIYAD Insurance Co. Ltd.	Bermuda	80%
Chubb Asia Pacific Services Pte. Ltd.	Singapore	100%
Chubb IT Development Center Sdn. Bhd	Malaysia	100%
AFIA (INA) Corporation, Limited	USA (Delaware)	100%
AFIA	Unincorporated Association	60% 40% AFIA (Chubb)
AFIA (Chubb) Corporation Limited	USA (Delaware)	100%
INAVEN, C.A. "Venezuela"	Venezuela	100%
Chubb US Holdings Inc.	USA (Delaware)	100%
Westchester Fire Insurance Company (F/K/A ACE Indemnity Insurance Company)	USA (Pennsylvania)	100%
Westchester Surplus Lines Insurance Company	USA (Georgia)	100%
Westchester Specialty Insurance Services, Inc.	USA (Nevada)	100%